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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            SEPTEMBER 3, 1999


                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

             (Exact name of Registrant as specified in its charter)


             GEORGIA                  33-7591              58-1211925
  (State or other jurisdiction      (Commission         (I.R.S. Employer
        of incorporation)          File Number)        Identification No.)


               POST OFFICE BOX 1349                        30085-1349
             2100 EAST EXCHANGE PLACE                      (Zip Code)
                  TUCKER, GEORGIA
     (Address of principal executive offices)


Registrant's telephone number, including area code       (770) 270-7600


                                      NONE
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         In a press release disseminated on September 3, 1999, Oglethorpe Power Corporation announced that Thomas A. Smith has been named to succeed Jack L. King as President and Chief Executive Officer and Director of Oglethorpe, effective September 15, 1999. Mr. King also resigned from his position as President and Chief Executive Officer and Director of both Georgia Transmission Corporation and Georgia System Operations Corporation. A copy of the press release is attached hereto as an exhibit.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

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
  Number                                               Exhibit
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
   99                                              Press Release

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OGLETHORPE POWER CORPORATION
                                         (AN ELECTRIC MEMBERSHIP
                                         CORPORATION)




Date:    September 3, 1999               By:  /s/ J. Calvin Earwood
     ---------------------------             ---------------------------------
                                              J. Calvin Earwood
                                              Chairman of the Board
                                              (Principal Executive Officer)



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